                                                                     Exhibit 77C

RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC. - FORM N-SAR EXHIBITS

ITEM 77C, MATTERS SUBMITTED TO A VOTE OF SECURITIES HOLDERS:

RESULTS OF MEETING OF SHAREHOLDERS

Columbia Multi-Advisor International Value Fund

SPECIAL MEETING OF SHAREHOLDERS HELD ON FEBRUARY 15, 2011
(UNAUDITED)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

PROPOSAL 1.  To elect directors to the Board.*

----------------------------------------------------------------------------------------------------------------
                                     DOLLARS VOTED       DOLLARS VOTED                            BROKER NON-
                                         "FOR"            "WITHHOLD"          ABSTENTIONS            VOTES
----------------------------------------------------------------------------------------------------------------
01. Kathleen Blatz                1,049,902,229.408      22,422,389.052           0.00                0.00
----------------------------------------------------------------------------------------------------------------
02. Edward J. Boudreau, Jr.       1,049,654,847.032      22,669,771.428           0.00                0.00
----------------------------------------------------------------------------------------------------------------
03. Pamela G. Carlton             1,050,290,432.499      22,034,185.961           0.00                0.00
----------------------------------------------------------------------------------------------------------------
04. William P. Carmichael         1,049,190,203.983      23,134,414.476           0.00                0.00
----------------------------------------------------------------------------------------------------------------
05. Patricia M. Flynn             1,050,076,997.069      22,247,621.390           0.00                0.00
----------------------------------------------------------------------------------------------------------------
06. William A. Hawkins            1,049,397,261.760      22,927,356.699           0.00                0.00
----------------------------------------------------------------------------------------------------------------
07. R. Glenn Hilliard             1,049,130,463.734      23,194,154.726           0.00                0.00
----------------------------------------------------------------------------------------------------------------
08. Stephen R. Lewis, Jr.         1,049,215,645.860      23,108,972.599           0.00                0.00
----------------------------------------------------------------------------------------------------------------
09. John F. Maher                 1,049,869,047.967      22,455,570.492           0.00                0.00
----------------------------------------------------------------------------------------------------------------
10. John J. Nagorniak             1,049,370,610.504      22,954,007.956           0.00                0.00
----------------------------------------------------------------------------------------------------------------
11. Catherine James Paglia        1,050,162,862.892      22,161,755.568           0.00                0.00
----------------------------------------------------------------------------------------------------------------
12. Leroy C. Richie               1,049,316,977.505      23,007,640.955           0.00                0.00
----------------------------------------------------------------------------------------------------------------
13. Anthony M. Santomero          1,049,390,977.133      22,933,641.326           0.00                0.00
----------------------------------------------------------------------------------------------------------------
14. Minor M. Shaw                 1,049,378,414.089      22,946,204.371           0.00                0.00
----------------------------------------------------------------------------------------------------------------
15. Alison Taunton-Rigby          1,049,762,832.025      22,561,786.435           0.00                0.00
----------------------------------------------------------------------------------------------------------------
16. William F. Truscott           1,049,642,526.104      22,682,092.355           0.00                0.00
----------------------------------------------------------------------------------------------------------------

PROPOSAL 2. To approve a proposed amendment to the Articles of Incorporation.*

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
  974,697,714.218                17,086,274.376                 16,523,043.696                 64,017,586.170
--------------------------------------------------------------------------------------------------------------

* All dollars of RiverSource International Managers Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

PROPOSAL 3. To approve a proposed Agreement and Plan of Redomiciling.

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
  483,560,961.912                13,747,538.813                 15,848,244.195                 79,649,225.790
--------------------------------------------------------------------------------------------------------------


PROPOSAL 4. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
  482,129,196.619                15,749,123.896                 15,278,430.585                 79,649,219.610
--------------------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC. - FORM N-SAR EXHIBITS

RESULTS OF MEETING OF SHAREHOLDERS
(UNAUDITED)

RiverSource Partners International Select Growth

SPECIAL MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2011

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total dollar interest in the Fund.

PROPOSAL 1. To elect directors to the Board.*


--------------------------------------------------------------------------------------------------------------------
                                         DOLLARS VOTED       DOLLARS VOTED                            BROKER NON-
                                             "FOR"             "WITHHOLD"         ABSTENTIONS            VOTES
--------------------------------------------------------------------------------------------------------------------
01. Kathleen Blatz                     1,049,902,229.408     22,422,389.052          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
02. Edward J. Boudreau, Jr.            1,049,654,847.032     22,669,771.428          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
03. Pamela G. Carlton                  1,050,290,432.499     22,034,185.961          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
04. William P. Carmichael              1,049,190,203.983     23,134,414.476          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
05. Patricia M. Flynn                  1,050,076,997.069     22,247,621.390          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
06. William A. Hawkins                 1,049,397,261.760     22,927,356.699          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
07. R. Glenn Hilliard                  1,049,130,463.734     23,194,154.726          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
08. Stephen R. Lewis, Jr.              1,049,215,645.860     23,108,972.599          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
09. John F. Maher                      1,049,869,047.967     22,455,570.492          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
10. John J. Nagorniak                  1,049,370,610.504     22,954,007.956          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
11. Catherine James Paglia             1,050,162,862.892     22,161,755.568          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
12. Leroy C. Richie                    1,049,316,977.505     23,007,640.955          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
13. Anthony M. Santomero               1,049,390,977.133     22,933,641.326          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
14. Minor M. Shaw                      1,049,378,414.089     22,946,204.371          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
15. Alison Taunton-Rigby               1,049,762,832.025     22,561,786.435          0.000               0.000
--------------------------------------------------------------------------------------------------------------------
16. William F. Truscott                1,049,642,526.104     22,682,092.355          0.000               0.000
--------------------------------------------------------------------------------------------------------------------

PROPOSAL 2. To approve a proposed amendment to the Articles of Incorporation.*

--------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"        DOLLARS VOTED "AGAINST"            ABSTENTIONS               BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------
  974,697,714.218              17,086,274.376               16,523,043.696               64,017,586.170
--------------------------------------------------------------------------------------------------------


* All dollars of RiverSource International Managers Series, Inc. are voted together as a single class for election of directors and the proposed amendment to the Articles of Incorporation.

SPECIAL MEETING OF SHAREHOLDERS HELD ON APRIL 27, 2011

PROPOSAL 1. To approve an Agreement and Plan of Reorganization between RiverSource Partners International Select Growth Fund and Columbia Acorn International.

--------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"        DOLLARS VOTED "AGAINST"            ABSTENTIONS               BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------
  272,459,654.677               7,244,653.885               13,604,728.728                    0.000
--------------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC. - FORM N-SAR EXHIBITS

RESULTS OF MEETING OF SHAREHOLDERS

RiverSource Partners International Small Cap Fund

SPECIAL MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2011
(UNAUDITED)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total number of dollars outstanding in the Fund.

PROPOSAL 1. To approve an Agreement and Plan of Reorganization between RiverSource Partners International Small Cap Fund and Columbia(SM) Acorn International(R) Fund.

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
  69,476,682.818                  3,796,208.306                  3,852,010.372                      0.00
--------------------------------------------------------------------------------------------------------------

PROPOSAL 2. To elect directors to the Board.*


----------------------------------------------------------------------------------------------------------------------------
                                                DOLLARS VOTE         DOLLARS VOTED                             BROKER NON-
                                                    "FOR"              "WITHHOLD"         ABSTENTIONS             VOTES
----------------------------------------------------------------------------------------------------------------------------
01. KATHLEEN BLATZ                            1,049,902,229.408      22,422,389.052           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
02. EDWARD J. BOUDREAU, JR.                   1,049,654,847.032      22,669,771.428           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
03. PAMELA G. CARLTON                         1,050,290,432.499      22,034,185.961           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
04. WILLIAM P. CARMICHAEL                     1,049,190,203.983      23,134,414.476           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
05. PATRICIA M. FLYNN                         1,050,076,997.069      22,247,621.390           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
06. WILLIAM A. HAWKINS                        1,049,397,261.760      22,927,356.699           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
07. R. GLENN HILLIARD                         1,049,130,463.734      23,194,154.726           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
08. STEPHEN R. LEWIS, JR.                     1,049,215,645.860      23,108,972.599           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
09. JOHN F. MAHER                             1,049,869,047.967      22,455,570.492           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
10. JOHN J. NAGORNIAK                         1,049,370,610.504      22,954,007.956           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
11. CATHERINE JAMES PAGLIA                    1,050,162,862.892      22,161,755.568           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
12. LEROY C. RICHIE                           1,049,316,977.505      23,007,640.955           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
13. ANTHONY M. SANTOMERO                      1,049,390,977.133      22,933,641.326           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
14. MINOR M. SHAW                             1,049,378,414.089      22,946,204.371           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
15. ALISON TAUNTON-RIGBY                      1,049,762,832.025      22,561,786.435           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
16. WILLIAM F. TRUSCOTT                       1,049,642,526.104      22,682,092.355           0.00                0.00
----------------------------------------------------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS HELD ON APRIL 27, 2011

PROPOSAL 1. To approve the proposed amendment to the Articles of Incorporation of RiverSource International Managers Series, Inc. to increase the maximum number of board members.*

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
  974,697,714.218                17,086,274.376                 16,523,043.696                 64,017,586.170
--------------------------------------------------------------------------------------------------------------

* All dollars of RiverSource International Managers Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.